                                                                    Exhibit 99.1

CHARTERS AND BY-LAWS                                               EXHIBIT B.(1)


-----------------------------------------------------------------------------------------------------------------------
                                                                   Annual Report
                                                                    on Form U5S
                                                                 (File No. 30-203)
                                                                     Year Ended
                                                                    December 31,         Other Commission Filing
-----------------------------------------------------------------------------------------------------------------------
CONSOLIDATED NATURAL GAS COMPANY
   Certificate of Incorporation, restated
      October 4, 1990                                                  1990
   Certificate of Incorporation, as amended
      May 31, 1996                                                                       Form S-3 Registration
                                                                                           Statement, Registration
                                                                                           No. 333-10869

   By-Laws as last amended February 17, 1998                                             Exhibit (3B) to the Company's
                                                                                           Form 10-K Annual Report
                                                                                           for the year ended
                                                                                           December 31, 1997,
                                                                                           File No. 1-3196


CONSOLIDATED NATURAL GAS SERVICE COMPANY, INC.
   (Charter)                                                           1961
   Charter Amendment dated November 24, 1961                           1961
   Charter Amendment dated January 3, 1966                             1965
   Charter Amendment dated November 30, 1982                           1982

   By-Laws as last amended March 1, 1993                               1992


CNG TRANSMISSION CORPORATION
   Charter-Composite Certificate of Incorporation
      as last amended December 30, 1992                                1992
   Charter Amendment dated November 8, 1994                            1994

   By-Laws as last amended April 7, 1997                               Filed Herewith


HOPE GAS, INC.
   Charter-Agreement and Plan of Merger which sets
      forth in Article III the Certificate of Incorporation
      of Consolidated Gas Supply Corporation as
      amended and restated on April 1, 1965,
      effective date of the merger                                     1965
   Charter Amendment dated April 28, 1971                              1971
   Charter Amendment dated June 30, 1975                               1975
   Charter Amendment dated August 26, 1977                             1977
   Charter Amendment dated May 11, 1981                                1981
   Charter Amendment dated June 6, 1984                                1984
   Charter Amendment dated August 9, 1990                              1990              (Form SE dated April 25, 1991)
   Charter Amendment dated March 10, 1993                              1996
   Charter Amendment dated October 13, 1994                            1996

   By-Laws as last amended June 4, 1990                                1990              (Form SE dated April 25, 1991)

-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                                                   Annual Report
                                                                    on Form U5S
                                                                 (File No. 30-203)
                                                                     Year Ended
                                                                    December 31,         Other Commission Filing
-----------------------------------------------------------------------------------------------------------------------
THE EAST OHIO GAS COMPANY
   Articles of Incorporation as amended
      effective June 17, 1993                                                            Exhibit A-1 to the
                                                                                           Application-Declaration
                                                                                           on  Form  U-1,  File  No.
                                                                                           70-8387

   Charter Amendment dated December 30, 1996                           1996

   Certificate of Merger of West Ohio Gas                              1996
      Company merging with and into The
      East Ohio Gas Company dated
      December 30, 1996

   By-Laws as last amended March 12, 1991                                                Exhibit A-2 to the
                                                                                           Application-Declaration
                                                                                           on  Form  U-1,  File  No.
                                                                                           70-8387



THE PEOPLES NATURAL GAS COMPANY
   Charter-Composite Amended and Restated
      Certificate of Incorporation as last
      amended effective April 26, 1990                                 1992
   Charter Amendment dated September 2, 1993                           1996

   By-Laws as last amended March 15, 1990                              1990              (Form SE dated April 25, 1991)


-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                                                   Annual Report
                                                                    on Form U5S
                                                                 (File No. 30-203)
                                                                     Year Ended
                                                                    December 31,         Other Commission Filing
-----------------------------------------------------------------------------------------------------------------------
CNG PRODUCING COMPANY
   Certificate of Incorporation dated February 29, 1972                1972
   Certificate of Amendment of Certificate of
      Incorporation of CNG Development Company
      of Alberta before payment of capital
      dated March 8, 1972                                              1972
   Charter Amendment dated July 8, 1974                                1974
   Charter Amendment dated January 23, 1975                            1975
   Charter Amendment dated July 7, 1980                                1980
   Charter Amendment dated July 13, 1982                               1982
   Charter Amendment dated December 7, 1984                            1984
   Charter Amendment dated January 4, 1985                             1985
   Charter Amendment dated November 25, 1987                           1987              (Form SE dated April 26, 1988)
   Charter Amendment dated November 15, 1989                           1989              (Form SE dated April 25, 1990)
   Certificate of Agreement of Merger of CNG
      Development Company merging with
      and into CNG Producing Company dated
      December 20, 1990                                                1990              (Form SE dated April 25, 1991)

   By-Laws as last amended June 6, 1996                                1996



CONSOLIDATED SYSTEM LNG COMPANY
   Charter - Composite Certificate of Incorporation
      as last amended July 27, 1993                                    1993

   By-Laws as last amended March 17, 1997                              Filed Herewith



CNG RESEARCH COMPANY
   Certificate of Incorporation dated June 26, 1975                    1975
   Charter Amendment dated May 25, 1982                                1982
   Charter Amendment effective August 23, 1991                         1991              (Form SE dated April 24, 1992)

   By-Laws as last amended May 19, 1997                                Filed Herewith



CNG COAL COMPANY
   Certificate of Incorporation dated October 4, 1976                  1977
   Charter Amendment dated July 20, 1990                               1990              (Form SE dated April 25, 1991)
   Charter Amendment effective August 23, 1991                         1991              (Form SE dated April 24, 1992)

   By-Laws as last amended June 11, 1990                               1990              (Form SE dated April 25, 1991)

-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                                                   Annual Report
                                                                    on Form U5S
                                                                 (File No. 30-203)
                                                                     Year Ended
                                                                    December 31,         Other Commission Filing
-----------------------------------------------------------------------------------------------------------------------

CNG ENERGY SERVICES CORPORATION
   Certificate of Incorporation as amended
      December 9, 1996                                                 1996

   By-Laws as last amended June 20, 1991                               1991              (Form SE dated April 24, 1992)



CNG FINANCIAL SERVICES, INC.
   Certificate of Incorporation dated March 1, 1989                    1989              (Form SE dated April 25, 1990)

   By-Laws as adopted May 26, 1989                                     1989              (Form SE dated April 25, 1990)



VIRGINIA NATURAL GAS, INC.
   Amended and Restated Articles of Incorporation
      dated December 26, 1990                                          1990              (Form SE dated April 25, 1991)

   By-Laws as last amended April 26, 1991                              1996



CNG POWER SERVICES CORPORATION
   Certificate of Incorporation as amended
      December 30, 1996                                                1996

   By-Laws as adopted August 8, 1994                                   1994



CNG INTERNATIONAL CORPORATION
   Certificate of Incorporation dated
      January 22, 1996                                                 1996

   By-Laws as adopted August 1, 1996                                   1996


-----------------------------------------------------------------------------------------------------------------------


                          CNG TRANSMISSION CORPORATION

                                     BYLAWS


                             Adopted April 30, 1980




                                   As Amended




          Date                                         Sections


     December 23, 1982                                     3.2
     December 1, 1986                                      9.4
     March 5, 19903.2
     March 15, 1990                                        3.11
     December 2, 1991 (Effective January 1, 1992)          3.2
     May 17, 1993                                          3.2
     May 31, 1995 (Effective June 1, 1995)                 3.2
     September 3, 1996 (Effective August 1, 1996)          3.2
     March 3, 1997                                         3.2

                                    CONTENTS


 1.  OFFICES
       1.1     Registered Office
       1.2     Principal Office
       1.3     Other Offices


 2.  MEETING OF STOCKHOLDERS
       2.1     Annual Meetings
       2.2     Special Meetings
       2.3     Place of Meetings
       2.4     Notice of Meetings
       2.5     Adjourned Meetings
       2.6     Voting Lists
       2.7     Quorum
       2.8     Proxies
       2.9     Voting Rights
       2.10    Required Vote
       2.11    Election of Directors
       2.12    Consent of Stockholders in Lieu of Meeting


 3.  BOARD OF DIRECTORS
       3.1     General Powers
       3.2     Number and Qualifications
       3.3     Term of Office
       3.4     Removal
       3.5     Vacancies
       3.6     First Meetings
       3.7     Regular Meetings
       3.8     Special Meetings
       3.9     Quorum, Required Vote, and Adjournment
       3.10    Consent of Directors in Lieu of Meeting
       3.11    Limitation on Liability


 4.  COMMITTEES
       4.1     Powers; Duties


 5.  OFFICERS
       5.1     Number
       5.2     Election, Term of Office, and Qualifications
       5.3     Subordinate Officers
       5.4     Removal
       5.5     Vacancies
       5.6     The President

       5.7     The Vice Presidents
       5.8     The Secretary and Assistant Secretaries
       5.9     The Treasurer and Assistant Treasurers


 6.  EXECUTION OF INSTRUMENTS
       6.1     Execution of Instruments Generally
       6.2     Checks, Drafts, Etc.
       6.3     Proxies


 7.  CAPITAL STOCK
       7.1     Stock Certificates
       7.2     Transfer of Stock
       7.3     Rights of Corporation with Respect to Registered Owners
       7.4     Transfer Agents and Registrars
       7.5     Record Date
       7.6     Lost, Destroyed and Stolen Certificates


 8.  DIVIDENDS
       8.1     Sources of Dividends
       8.2     Reserves
       8.3     Reliance on Corporate Records
       8.4     Manner of Payment


 9.  GENERAL PROVISIONS
       9.1     Waiver of Notice
       9.2     Seal
       9.3     Fiscal Year
       9.4     Indemnification


10.  AMENDMENTS
      10.1     By the Stockholders
      10.2     By the Directors

                                     BYLAWS

                                       OF

                          CNG TRANSMISSION CORPORATION

                             A Delaware Corporation


     1.     OFFICES

     1.1 Registered Office. The registered office of the Corporation is located at 100 Tenth Street, Wilmington, Delaware. The Corporation may by resolution of the Board of Directors, change the location to any other place in Delaware.

     1.2 Principal Office. The principal office of the Corporation shall be at 445 West Main Street, Clarksburg, Harrison County, West Virginia.

     1.3 Other Offices. The Corporation may have such other offices, within or without the State of Delaware, as the Board of Directors may from time to time establish.


     2.     MEETINGS OF STOCKHOLDERS

     2.1 Annual Meetings. The annual meeting of the stockholders for the election of directors and for the transaction of any other proper business, notice of which was given in the notice of the meeting, shall be held at nine o'clock in the morning on the first Monday of June in each year, if not a legal holiday, or if a legal holiday, then on the next succeeding business day not a legal holiday.

     2.2 Special Meetings. A special meeting of the stockholders may be called at any time by the Board of Directors or by the President, and shall be called by the President upon the written request of stockholders of record holding in the aggregate one-fifth or more of the outstanding shares of stock of the Corporation entitled to vote, such written request to state the purpose or purposes of the meeting and to be delivered to the President.

     2.3 Place of Meetings. The Board of Directors may designate any place, either within or without the State of Delaware, as the place of meeting for any annual meeting or for any special meeting called by the Board of Directors. If no designation is made, or if a special meeting be otherwise called, the place of meeting shall be the principal office of the Corporation.

     2.4 Notice of Meetings. Written notice stating the place, date and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be given by or under the direction of the Secretary, to each stockholder entitled to vote at such meeting. Except as otherwise required by statute, the written notice shall be given not less than ten nor more than sixty days before the date of the meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the Corporation. Attendance of a person at a meeting of stockholders shall constitute a waiver of notice of such meeting, except when the stockholder attends for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

     2.5 Adjourned Meetings. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

     2.6 Voting Lists. The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

     2.7 Quorum. Except as otherwise required by statute, the presence at any meeting, in person or by proxy, of the holders of record of a majority of the shares then issued and outstanding and entitled to vote shall be necessary and sufficient to constitute a quorum for the transaction of business. In the absence of a quorum, the stockholders entitled to vote, present in person or by proxy, may adjourn the meeting from time to time until a quorum is present.

     2.8 Proxies. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power.

     2.9 Voting Rights. Except as otherwise provided by statute or by the Certificate of Incorporation, and subject to the provisions of Paragraph 7.5 of these Bylaws, each stockholder shall at every meeting of the stockholders be entitled to one vote for each share of the capital stock having voting power held by such stockholder.

     2.10 Required Vote. Except as otherwise required by statute or by the Certificate of Incorporation, the holders of a majority of the capital stock having voting power, present in person or by proxy, shall decide any question brought before a meeting of the stockholders at which a quorum is present.

     2.11 Elections of Directors. Elections of directors need not be by written ballot.

     2.12 Consent of Stockholders in Lieu of Meeting. Any action required or permitted to be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.


     3.     BOARD OF DIRECTORS

     3.1 General Powers. The business of the Corporation shall be managed by the Board of Directors, except as otherwise provided by statute or by the Certificate of Incorporation.

     3.2 Number and Qualifications. The number of directors which shall constitute the whole board shall be nine. By amendment of this bylaw the number may be increased or decreased from time to time by the Board of Directors within the limits permitted by law. Directors need not be stockholders.

     3.3 Term of Office. Each director shall hold office until the next annual meeting of stockholders and until his successor is elected and qualified or until his death, resignation or removal.

     3.4 Removal. The stockholders may at any time, at a meeting expressly called for that purpose, remove any or all of the directors, with or without cause, by a vote of the holders of a majority of the shares then entitled to vote at an election of directors.

     3.5 Vacancies. Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

     3.6 First Meetings. The first meeting of each newly elected Board of Directors shall be held without notice immediately after, and at the same place as, the annual meeting of the stockholders for the purpose of the organization of the Board, the election of officers, and the transaction of such other business as may properly come before the meeting.

     3.7 Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such times and at such places, within or without the State of Delaware, as shall from time to time be determined by the Board.

     3.8 Special Meetings. Special meetings of the Board of Directors may be called by the President and shall be called by the Secretary on the written request of two directors. Such meetings shall be held at such times and at such places, within or without the State of Delaware, as shall be determined by the

            President or by the directors requesting the meeting. Notice of the time and place thereof shall be mailed to each director, addressed to him at his address as it appears on the records of the Corporation, at least two days before the day on which the meeting is to be held, or sent to him at such place by telegraph, radio or cable, or telephoned or delivered to him personally, not later than the day before the day on which the meeting is to be held. Such notice need not state the purposes of the meeting. Attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except when the director attends for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

     3.9 Quorum, Required Vote, and Adjournment. The presence, at any meeting, of one-third of the total number of directors shall be necessary and sufficient to constitute a quorum for the transaction of business. Except as otherwise required by statute or by the Certificate of Incorporation, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. In the absence of a quorum, a majority of the directors present at the time and place of any meeting may adjourn such meeting from time to time until a quorum be present.

     3.10 Consent of Directors in Lieu of Meeting. Any action required or permitted to be taken at any meeting of the Board of Directors, or any committee thereof, may be taken without a meeting if all the members of the Board or committee, as the case may be, consent thereto in writing. The Secretary shall file the written consents with the minutes of the Board or committee.

     3.11   Limitation on Liability

            (a) To the full extent that the General Corporation Law of the State of Delaware, as the same now exists, permits elimination or limitation of the liability of directors, no director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involves intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

            (b) To the full extent permitted by law,
                all directors of the Corporation shall be afforded any exemption from liability or limitation of liability permitted by any subsequent enactment, modification or amendment of the General Corporation Law of the State of Delaware.

            (c) Any repeal or modification of either or both of the foregoing paragraphs by the stockholders of the Corporation shall not adversely affect any exemption from liability, limitation of liability or other right of a director of the Corporation with respect to any matter occurring prior to such repeal or modification.


     4.     COMMITTEES

     4.1 Powers; Duties. The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of two or more of the directors of the Corporation, which, to the extent provided in the resolution, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the Board to act at the meeting in place of any absent or disqualified member. Each committee shall have such name and duties as may be determined from time to time by resolution adopted by the Board of Directors. The committees of the Board of Directors shall keep regular minutes of their proceedings and report the same to the Board of Directors when required.


     5.     OFFICERS

     5.1 Number. The officers of the Corporation shall be a President, a Vice President, a Secretary, a Treasurer, and such other officers as the Board shall specify from time to time, each of whom shall be elected by the Board of Directors. Any number of offices may be held by the same person.

     5.2 Election, Term of Office, and Qualifications. The officers of the Corporation to be elected by the Board of Directors shall be elected annually at the first meeting of the Board held after each annual meeting of stockholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as conveniently may be. Each officer shall hold office until his successor is elected and qualified or until his death, resignation or removal. No officer need be a director or stockholder of the Corporation.

     5.3 Subordinate Officers. The Board of Directors from time to time may appoint other officers and agents, including one or more Assistant Secretaries and one or more Assistant Treasurers, each of whom shall hold office for such period, have such authority and perform such duties as the Board of Directors from time to time may determine. The Board of Directors may delegate the power to appoint any such subordinate officers and agents and to prescribe their respective authorities and duties.

     5.4 Removal. Any officer or agent may be removed at any time, with or without cause, by the affirmative vote of a majority of the directors then in office.

     5.5 Vacancies. Any vacancy occurring in any office of the Corporation shall be filled for the unexpired term in the manner prescribed by these Bylaws for the regular election or appointment to the office.

     5.6 The President. The President shall be the chief executive officer of the Corporation and, subject to the direction and under the supervision of the Board of Directors, shall have general charge of the business, affairs and property of the Corporation, and control over its officers, agents and employees. He shall preside at all meetings of the stockholders and of the Board of Directors at which he is present. He shall, in general, perform all duties and have all powers incident to the office of President and shall perform such other duties and have such other powers as from time to time may be assigned to him by these Bylaws or by the Board of Directors. The President shall be chosen from among the directors.

     5.7 The Vice Presidents. At the request of the President or in the event of his absence or disability, the Vice President, or in case there shall be more than one Vice President, the Vice President designated by the President, or in the absence of such designation, the Vice President or other officer designated by the Board of Directors, shall perform all the duties of the President, and when so acting, shall have all the powers of, and be subject to all the restrictions upon, the President. Any Vice President shall perform such other duties and have such other powers as from time to time may be assigned to him by these Bylaws or by the Board of Directors or by the President.

     5.8 The Secretary and Assistant Secretaries. The Secretary shall keep the minutes of the proceedings of the stockholders and of the Board of Directors in one or more books to be kept for that purpose. He shall have custody of the seal of the Corporation and shall have authority to cause such seal to be affixed to, or impressed or otherwise reproduced upon, all documents the execution and delivery of which on behalf of the Corporation shall have been duly authorized. The seal also may be affixed, impressed and attested by the Treasurer or any Assistant Secretary or Assistant Treasurer. He shall, in general, perform all duties and have all powers incident to the office of Secretary and shall perform such other duties and have such other powers as may from time to time be assigned to him by these Bylaws, by the Board of Directors or by the President. The Assistant Secretaries, in the order determined by the Board, shall, in the absence of the Secretary, perform the duties and exercise the powers of the Secretary. Any Assistant Secretary shall perform such other duties and have such other powers as the Board may prescribe.

     5.9 The Treasurer and Assistant Treasurers. The Treasurer shall have custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation. He shall cause all moneys and other valuable effects to be deposited in the name and to the credit of the Corporation in such depositories as may be designated by the Board of

            Directors. He shall cause the funds of the Corporation to be disbursed when such disbursements have been duly authorized, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors, whenever requested, an account of all his transactions as Treasurer and of the financial condition of the Corporation. He shall, in general, perform all duties and have all powers incident to the office of Treasurer and shall perform such other duties and have such other powers as may from time to time be assigned to him by these Bylaws, by the Board of Directors or by the President. The Assistant Treasurers, in the order determined by the Board, shall, in the absence of the Treasurer, perform the duties and exercise the powers of the Treasurer. Any Assistant Treasurer shall perform such other duties and have such other powers as the Board may prescribe.


     6.     EXECUTION OF INSTRUMENTS

     6.1 Execution of Instruments Generally. All documents, instruments or writings of any nature shall be signed, executed, verified, acknowledged and delivered by such officer or officers or such agent or agents of the Corporation and in such manner as the Board of Directors from time to time may determine.

     6.2 Checks, Drafts, Etc. All notes, drafts, acceptances, checks, endorsements, and all evidence of indebtedness of the Corporation whatsoever, shall be signed by such officer or officers or such agent or agents of the Corporation and in such manner as the Board of Directors from time to time may determine. Endorsements for deposit to the credit of the Corporation in any of its duly authorized depositories shall be made in such manner as the Board of Directors from time to time may determine.

     6.3 Proxies. Proxies to vote with respect to shares of stock of other corporations owned by or standing in the name of the Corporation may be executed and delivered from time to time on behalf of the Corporation by the President or a Vice President and the Secretary or an Assistant Secretary of the Corporation or by any other person or persons duly authorized by the Board of Directors.


     7.     CAPITAL STOCK

     7.1 Stock Certificates. Every holder of stock in the Corporation shall be entitled to have a certificate signed by, or in the name of the Corporation by the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation certifying the number of shares owned by him in the Corporation. Any or all of the signatures on the certificate may be by a facsimile. In case any officer who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer at the date of issue.

     7.2 Transfer of Stock. Shares of stock of the Corporation shall only be transferred on the books of the Corporation by the holder of record thereof or by his attorney duly authorized in writing, upon surrender to the Corporation of the certificates for such shares endorsed by the appropriate person or persons, with such evidence of the authenticity of such endorsement, transfer, authorization and other matters as the Corporation may reasonably require, and accompanied by all necessary stock transfer tax stamps. In that event it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction on its books.

     7.3 Rights of Corporation with Respect to Registered Owners. Prior to the surrender to the Corporation of the certificates for shares of stock with a request to record the transfer of such shares, the Corporation may treat the registered owner as the person entitled to receive dividends, to vote, to receive notifications, and otherwise to exercise all the rights and powers of an owner.

     7.4 Transfer Agents and Registrars. The Board of Directors may make such rules and regulations as it may deem expedient concerning the issuance and transfer of certificates for shares of the stock of the Corporation and may appoint transfer agents or registrars or both, and may require all certificates of stock to bear the signature of either or both. Nothing herein shall be construed to prohibit the Corporation from acting as its own transfer agent at any of its offices.

     7.5 Record Dates. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. If no record date is fixed, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. If no record date is fixed, the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is necessary, shall be the day on which the first written consent is expressed. The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

     7.6 Lost, Destroyed and Stolen Certificates. Where the owner of a certificate for shares claims that such certificate has been lost, destroyed or wrongfully taken, the Corporation shall issue a new certificate in place of the original certificate if the owner (a) so requests before the Corporation has notice that the shares have been acquired by a bona fide purchaser;
            (b) files with the Corporation a sufficient indemnity bond; and (c) satisfies such other reasonable requirements, including evidence of such loss, destruction, or wrongful taking, as may be imposed by the Corporation.


     8.     DIVIDENDS

     8.1 Sources of Dividends. The directors of the Corporation, subject to any restrictions contained in the statutes and Certificate of Incorporation, may declare and pay dividends upon the shares of the capital stock of the Corporation either (a) out of its surplus as defined and computed in accordance with the General Corporation Law of Delaware, as amended from time to time, or (b) in case there shall be no such surplus, out of its net profits for the fiscal year in which the dividend is declared and/or preceding fiscal year.

     8.2 Reserves. Before the payment of any dividend, the directors of the Corporation may set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose, and the directors may abolish any such reserve in the manner in which it was created.

     8.3 Reliance on Corporate Records. A director shall be fully protected in relying in good faith upon the books of account of the Corporation or statements prepared by any of its officials or by independent public accountants as to the value and amount of the assets, liabilities and net profits of the Corporation, or any other facts pertinent to the existence and amount of surplus or other funds from which dividends might properly be declared and paid, or with which the Corporation's stock might properly be redeemed or purchased.

     8.4 Manner of Payment. Dividends may be paid in cash, in property, or in shares of the capital stock of the Corporation at par.


     9.     GENERAL PROVISIONS

     9.1 Waiver of Notice. Whenever notice is required to be given under any provision of the statutes or of the Certificate of Incorporation or Bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of that meeting, except where the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting was not lawfully called or convened.

     9.2 Seal. The corporate seal, subject to alteration by the Board of Directors, shall be in the form of a circle and shall bear the name of the Corporation and the year of its incorporation and shall indicate its formation under the laws of the State of Delaware. Such seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

     9.3 Fiscal Year. The fiscal year shall be the calendar year except as otherwise provided by the Board of Directors.

     9.4    Indemnification.

            (a) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the written request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

            (b) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the written request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery of the State of Delaware or such other court shall deem proper.

            (c) To the extent that a director, officer, employee or agent of the
                Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subparagraphs (a) and (b) of this Paragraph 9.4, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

            (d) Any indemnification under subparagraphs (a) and (b) of this
                Paragraph 9.4 (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth therein. Such determination shall be made (1) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (2) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the stockholders.

            (e) Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon the receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this Paragraph 9.4.

            (f) The indemnification and advancement of expenses provided by or granted pursuant to the other subparagraphs of this Paragraph
                9.4 shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any statute, by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

            (g) By action of its Board of Directors, notwithstanding any interest of the directors in the action, the Corporation may purchase and maintain insurance, in such amounts as of the Board of Directors deems appropriate, on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the written request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power or would be required to indemnify him against such liability under the provisions of this Paragraph 9.4 of the General Corporation Law of the State of Delaware.

            (h) The indemnification and advancement of expenses provided by, or granted pursuant to, this Paragraph shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

    10.     AMENDMENTS

    10.1 By the Stockholders. These Bylaws may be amended or repealed, or new Bylaws may be made and adopted, by a majority vote of all the stock of the Corporation issued and outstanding and entitled to vote at any annual or special meeting of the stockholders, provided that notice of intention to amend shall have been contained in the notice of meeting.

    10.2 By the Directors. These Bylaws, including amendments adopted by the stockholders, may be amended or repealed by a majority vote of the whole Board of Directors at any regular or special meeting of the Board, provided that the stockholders may from time to time specify particular provisions of the bylaws which shall not be amended by the Board of Directors.

                              CNG RESEARCH COMPANY

                 Action Taken by the Unanimous Written Consent
                    of the Directors of CNG Research Company
                  In Lieu of the Annual Organizational Meeting
                             Effective May 19, 1997



Pursuant to the authority contained in Section 141.(F) of the General Corporation Law of the State of Delaware, the undersigned, being all of the directors of CNG Research Company, a Delaware Corporation, do hereby take, consent to and adopt the following Resolutions in writing, without meeting:

        IT IS UNANIMOUSLY RESOLVED, the following persons are hereby elected as officers of the Company, to serve until their respective successors are duly designated or elected:

         Stephen E. Williams                President

         N. F. Chandler                     Secretary

         James M. Hostetler                 Assistant Secretary

         Mark M. Whitlinger                 Assistant Treasurer, Finance


        FURTHER RESOLVED, That Section 5.01 of the Bylaws be, and it hereby is, amended, effective May 19, 1997, to provide as follows:

            "5.01 The number of directors which shall constitute the whole board shall be not less than one nor more than fifteen. Thereafter, within the limits above specified, the number of directors shall be determined by resolution of the board of directors or by the stockholders at the annual meeting. Directors need not be stockholders."


By: /s/ STEPHEN E. WILLIAMS
    -----------------------
Stephen E. Williams
Director

                              CNG RESEARCH COMPANY


                                     BYLAWS
                                     ------



                                   As Amended

                          Effective September 10, 1976

                              CNG RESEARCH COMPANY


                                     BYLAWS
                                     ------


         1.       OFFICES OF THE COMPANY

         1.01 The principal office of the Company shall be in the City of Pittsburgh, County of Allegheny, State of Pennsylvania.

         1.02 The Company may also have offices at such other places as the board of directors may from time to time determine or the business of the Company may require.


         2.       ANNUAL MEETINGS OF STOCKHOLDERS

         2.01 The annual meetings of stockholders for the election of directors shall be held at the principal office of the Company or at such other place within or without the State of Pennsylvania as the board may designate from time to time.

         2.02 The annual meeting of stockholders shall be held on the secular day, not a legal holiday, immediately preceding the third Tuesday of May in each year, at such time as shall be designated by the Secretary and set forth in the notice of the meeting. The stockholders shall elect a Board of Directors and transact such other business as may properly come before the meeting.


         3.       SPECIAL MEETINGS OF STOCKHOLDERS

         3.01 Special meetings of stockholders for any purpose or purposes may be held at the time and place that shall be stated in the notice of the meeting or in a duly executed waiver of notice.

                                      -1a-



         3.02 Special meetings of stockholders may be called by the board, the president and secretary, or the holders of not less than ten per cent of all the shares entitled to vote at such meetings, unless otherwise prescribed by statute or by the charter.

         3.03 The business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.


         4.       QUORUM AND VOTING AT MEETINGS

         4.01 The holders of a majority of the stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum at all meetings of stockholders for the transaction of business, except as otherwise provided by statute or the charter or these by laws. If, however, such quorum shall not be present or represented at any meeting of stockholders, the stockholders entitled to vote, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting, at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

         4.02 When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power, present in person or represented by proxy, shall decide any question brought before such meeting, unless the question is one upon which a different vote is required by express provision of a statute or the charter or these by laws, in which case such express provision shall control the decision of such question.


         4.03 At any meeting of stockholders every stockholder having the right to vote shall be entitled to vote in person or by proxy appointed by an instrument in writing subscribed by such stockholder or authorized agent and bearing a date not more than one year prior to said meeting, unless such instrument provides for a longer period. Each stockholder shall have one vote for each share of stock having voting power and registered in the stockholder's name on the books of the Company. Except where a date shall have been fixed as a record date for the determination of stockholders entitled to vote at any meeting, no share of stock which shall have been transferred on the books of the Company within ten days next preceding such meeting shall be voted.

         4.04 The person presiding at any meeting of stockholders may appoint one or more inspectors to determine the vote on any question or election of directors.


         5.       THE BOARD OF DIRECTORS

         5.01 The number of directors which shall constitute the whole board shall be six.

         5.02 Except as otherwise provided herein, the directors shall be elected at the annual meeting of stockholders, and each director shall hold office until his successor shall be elected and qualified; provided, however, that the term of office of a director who is an employee of the Company shall expire simultaneously with his retirement from active service with the Company. Directors need not be stockholders.

         5.03 Newly created directorships resulting from an increase in the number of directors constituting the whole board and all vacancies occurring in the membership of the board may be filled by the affirmative vote of a majority of the remaining directors, though less than a quorum. A director elected to fill a newly created directorship or to fill a vacancy shall hold office until his successor shall be elected and qualified.

         5.04 The business of the Company shall be managed by the board which may exercise all of the powers of the Company except those that are by statute or the charter or these by laws conferred upon or reserved to the stockholders.


         6.       MEETINGS OF THE BOARD

         6.01 Meetings of the Board may be held at such times and places that the board may from time to time designate by resolution, or any such meeting may be held at the time and place which shall be stated in the notice thereof as herein provided.

         6.02 Notice of the time, place, or purpose of any meeting of the board may be dispensed with if every director shall attend in person, or if every absent director shall, in writing, filed with the records of the meeting either before or after the holding thereof, waive such notice.

         6.03 The notice or waiver of notice of a meeting of the board need not specify the purpose thereof.

         6.04 The majority of directors shall constitute a quorum for the transaction of business, unless otherwise required by statute or the charter or these by laws. The act of a majority of the directors at any meeting at which a quorum is present shall be the act of the board, unless otherwise required by statute or the charter or these by laws.

         6.05 If a quorum shall not be present at a meeting of the board, the directors present may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.


         7.       THE COMMITTEES OF DIRECTORS

         7.01 The board may, by resolution or resolutions adopted by a majority of the whole board, designate one or more committees. Each committee shall consist of two or more of the directors which, to the extent provided in the resolution or resolutions, shall have and may exercise the powers of the board in the management of the business and affairs of the Company. Each committee shall have such name and duties that may be determined from time to time by resolution adopted by the board.

         7.02 The committees shall keep regular minutes of their proceedings and report the same to the board when required.


         8.       NOTICES

         8.01 Whenever any notice required by statute or the charter or these by laws must be given to a stockholder or a director or an officer, other than notices elsewhere herein provided for, such notice may be given in writing and mailed to such person at the address thereof appearing on the books of the Company; and such notice shall be deemed to be given at the time the same is deposited in the United States mail. Any such notice to a director or officer may be given by telephone or telegram in lieu of mailing.

         8.02 A waiver of the notice provided for in Section 8.01, signed either before or after the time stated in the notice by the person entitled thereto, shall be deemed equivalent to giving such notice.


         9.       ACTION BY STOCKHOLDERS AND DIRECTORS WITHOUT MEETING

         9.01 Whenever the vote of stockholders at a meeting thereof is required or permitted to be taken in connection with any corporate action, the meeting and vote of stockholders may be dispensed with if all the stockholders who would have been entitled to vote upon the action, if such meeting were held, shall agree in writing to such corporate action being taken.

         9.02 Whenever the vote of directors at a meeting thereof is required or permitted to be taken in connection with any Company action, the meeting and vote of directors may be dispensed with if all the directors agree in writing to such Company action being taken.


         10.      THE OFFICERS

         10.01 The officers of the Company shall be chosen by the board and they shall be a chairman of the board, a president, one or more vice presidents, a secretary, a treasurer, and such other officers as the board and the organization of the Company may require. The chairman and president shall be chosen from among the directors.

         10.02 The board may appoint such officials of the Company as the board may deem expedient or necessary.

         10.03 The board shall choose the officers and appoint the officials of the Company at the board's first meeting after the annual meeting of stockholders.

         10.04 The same person may hold two offices except those of chairman, president and vice president.


         10.05 The board may at any time, by affirmative vote of a majority of the board, create and fill new offices, fill vacancies in existing offices, or vacate and discontinue offices then existing.

         10.06 The officers and officials of the Company shall hold their offices until their respective successors are chosen or appointed.


         11.      THE CHAIRMAN OF THE BOARD AND THE PRESIDENT

         11.01 The chairman of the board shall be in general charge of the business of the Company and shall have the duty to see that all orders and resolutions of the board are carried into effect. He shall preside at all meetings of the stockholders and directors and shall perform such other duties as the by laws or the board of directors shall prescribe.


         11.02 The President shall have executive direction of the affairs of the company subject to the chairman of the board and the board of directors. In the absence or disability of the chairman of the board, the president shall preside at meetings of the stockholders and directors and exercise the powers and duties of the chairman of the board.

         11.03 The chairman of the board or the president shall execute deeds, mortgages, deeds of trust, bonds, and other instruments, except where required or permitted by law to be otherwise executed and except where the execution thereof shall be expressly delegated by the board to some other officer or official of the Company.


         12.      THE VICE PRESIDENTS

         12.01 In the absence of the chairman of the board and the president, a vice president or other officer selected by the board shall perform the duties and exercise the powers of the president. Each vice president shall perform such other duties as the board or president shall prescribe.


         13.      THE SECRETARY AND ASSISTANT SECRETARIES

         13.01 The secretary shall attend all meetings of the board and all meetings of the stockholders, shall record the proceedings of the meetings in a book kept for that purpose, and shall perform like duties for committees of directors when required. The secretary shall perform such other duties as may be prescribed by the board or the president.


         13.02 The secretary shall have custody of the seal of the Company. The secretary, an assistant secretary, the treasurer or an assistant treasurer shall have authority to affix the seal to any instrument requiring it and when so affixed, the seal may be attested by the signature of the secretary, assistant secretary, treasurer, or assistant treasurer.

         13.03 The assistant secretaries, in the order determined by the board, shall, in the absence of the secretary, perform the duties and exercise the powers of the secretary. Any assistant secretary shall perform such other powers as the board may prescribe.


         14.      THE TREASURER AND ASSISTANT TREASURERS

         14.01 The treasurer shall have the custody of the Company's funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Company. He shall deposit all moneys and other valuable effects in the name and to the credit of the Company in such depositories as may be designated by the board.

         14.02 The treasurer shall disburse the funds of the Company, taking proper vouchers for such disbursements, and shall render to the president and directors, whenever they may require it, accounts of all his transactions as treasurer and of the financial condition of the Company.

         14.03 If required by the board, the treasurer shall give the Company a bond, in such sum and with such surety as shall be satisfactory to the board, for the faithful performance of the duties of his office and for the restoration to the Company, in case of his death, resignation, retirement, or removal from office, of all books, papers, vouchers, money, and other property of whatever kind in his possession or under his control and belonging to the Company.

         14.04 The assistant treasurers, in the order determined by the board, shall, in the absence of the treasurer, perform the duties and exercise the powers of the treasurer. Any assistant treasurer shall perform such other duties and have such other powers as the board may prescribe.

         15.      INDEMNIFICATION

         15.01 Each person who at any time is, or shall have been, a director, officer, employee, or agent of the Company, and is threatened to be or is made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative by reason of the fact that he is or was a director, officer, employee, or agent of the Company, or served at the request of the Company as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, shall be indemnified against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with any such action, suit, or proceeding to the full extent provided under the General Corporation Law of the State of Delaware. The foregoing right of indemnification shall in no way be exclusive of any other rights of indemnification to which any such director, officer, employee or agent may be entitled, under any by law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person.

         15.02 The Company shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Company would have the power to indemnify him against such liability under the provisions of this article.


         16.      CERTIFICATES OF STOCK

         16.01 The shares of the Company shall be represented by numbered certificates, and they shall be entered on the books of the Company as they are issued. Each certificate shall exhibit the holder's name and the number of shares and shall be signed by the chairman of the board, the president or a vice president and the secretary, an assistant secretary, the treasurer, or assistant treasurer. The seal of the Company or a facsimile thereof may be affixed to each certificate.


         16.02 The signatures of the officers of the Company upon a certificate of stock may be facsimiles.

         16.03 In the event an officer who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer before such certificate shall have been issued, the certificate may be issued with the sue effect as if he were such officer at the date of the certificate's issue.


         17.      DIVIDENDS

         17.01 Dividends upon the capital stock of the Company, subject to the provisions of the charter, may be declared by the board at any meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the charter and the applicable laws.


         18.      FISCAL YEAR

         18.01    The fiscal year shall be the calendar year.


         19.      SEAL

         19.01 The corporate seal shall have inscribed thereon the name of the Company and such other words and symbols as the board may by resolution determine. The seal may be used by causing it or a facsimile thereof to be impressed, affixed, or reproduced.


         20.      EMERGENCY BY LAWS

         20.01 The board may adopt emergency by laws, subject to repeal or change by action of the stockholders, which shall be operative during any emergency resulting from an attack on the United States of America or any nuclear or atomic disaster. The emergency by laws may make any provision that may be practical or necessary for the circumstances of the emergency and in conformity with the laws of the State of Delaware.


         20.02 To the extent not inconsistent with the emergency by laws so adopted, these by laws shall remain in effect during any such emergency and upon its termination the emergency by laws shall cease to be operative.

         21.      AMENDMENTS

         21.01 These by laws may be amended by the stockholders or by the board. Any amendment to these by laws made by the board may be altered or repealed by the stockholders.

                         CONSOLIDATED SYSTEM LNG COMPANY

                Shareholder Action Taken by the Written Consent
          of the Consolidated Natural Gas Company, Sole Shareholder of
                        Consolidated System LNG Company
                            Effective March 17, 1997


         Pursuant to the authority contained in Section 228 of the General Corporation Law of the State of Delaware and Paragraph 9.01 of the by laws of the Company, the undersigned, Consolidated Natural Gas Company, a Delaware Corporation and the holder of all the outstanding stock of Consolidated System LNG Company, does hereby take, consent to and adopt the following actions and Resolutions in writing, without meeting:


         IT IS RESOLVED, That the resignation of Jon B. Slaby as Director and Treasurer of the Company is hereby accepted.

         FURTHER RESOLVED, That Section 5.01 of the Bylaws be, and it hereby is, amended, effective March 17, 1997, to provide as follows:

            "5.01 The number of directors which shall constitute the whole board shall be not less than one nor more than fifteen. Thereafter, within the limits above specified, the number of directors shall be determined by resolution of the board of directors or by the stockholders at the annual meeting. Directors need not be stockholders."


         Giving effect to the above resignation, the following are the directors of the Company:


                               Edward S. Schwartz
                               Stephen E. Williams


                                                CONSOLIDATED NATURAL GAS COMPANY



                                                by /s/ GEORGE A. DAVIDSON, JR.
                                                   ---------------------------
                                                   George A Davidson, Jr.
                                                   Its Chairman of the Board

                        CONSOLIDATED SYSTEM LNG COMPANY


                                     BYLAWS


                              Adopted June 2, 1971


                                   As Amended


                    Date                               Sections
                    ----                               --------
                    April 21, 1972                        5.01
                    January 1, 1973                       5.01
                    June 2, 1975                          5.01
                    December 3, 1976                      6.05
                    June 2, 1980                          5.01
                    September 5, 1980                    22.01
                    July 1, 1981                          5.01
                    August 1, 1982                         All
                    March 1, 1984                         5.01
                    June 1, 1987                          5.01

                                C O N T E N T S
                                - - - - - - - -

1.       OFFICES OF THE COMPANY

2.       ANNUAL MEETINGS OF STOCKHOLDERS

3.       SPECIAL MEETINGS OF STOCKHOLDERS

4.       QUORUM AND VOTING AT MEETINGS

5.       THE BOARD OF DIRECTORS

6.       MEETINGS OF THE BOARD

7.       THE COMMITTEES OF DIRECTORS

8.       NOTICES

9.       ACTION BY STOCKHOLDERS AND DIRECTORS WITHOUT MEETING

10.      THE OFFICERS

11.      CHAIRMAN OF THE BOARD

12.      THE PRESIDENT

13.      THE VICE PRESIDENTS

14.      THE SECRETARY AND ASSISTANT SECRETARIES

15.      THE TREASURER AND ASSISTANT TREASURERS

16.      INDEMNIFICATION

17.      CERTIFICATES OF STOCK

18.      TRANSFERS OF STOCK

19.      LOST OR DESTROYED CERTIFICATES

20.      RECORD DATES

21.      REGISTERED STOCKHOLDERS

22.      DIVIDENDS

23.      CHECKS

24.      FISCAL YEAR

25.      SEAL

26.      EMERGENCY BYLAWS

27.      AMENDMENTS

                        CONSOLIDATED SYSTEM LNG COMPANY


                                     BYLAWS
                                     ------


         1.       OFFICES OF THE COMPANY

         1.01 The principal office of the Company shall be in the City of Clarksburg, County of Harrison, State of West Virginia.

         1.02 The Company may also have offices at such other places as the board of directors may from time to time determine or the business of the Company may require.


         2.       ANNUAL MEETINGS OF STOCKHOLDERS

         2.01 Annual meetings of stockholders shall be held at the principal office of the Company or at such other place as the board may designate.

         2.02 Annual meetings of stockholders, commencing with the year 1972, shall be held at 9:00 a.m. on the first Monday in June if that day is not a legal holiday, and if a legal holiday, then on the next business day following. At each annual meeting the stockholders shall elect by a plurality vote a board of directors and transact such other business that may properly be brought before the meeting.

         2.03 Written notice of the time, date, and the place of the annual meeting shall be mailed to each stockholder entitled to vote, at the address of the stockholder appearing on the books of the Company, not less than ten nor more than forty days prior to the meeting. The notice shall be mailed by the secretary or by any other person the board may so designate.

         3.       SPECIAL MEETINGS OF STOCKHOLDERS

         3.01 Special meetings of stockholders for any purpose or purposes may be held at the time and place that shall be stated in the notice of the meeting or in a duly executed waiver of notice.

         3.02 Special meetings of stockholders may be called by the board, the chairman of the board, or the holders of not less than ten percent of all the shares entitled to vote at such meetings, unless otherwise prescribed by statute or by the charter.

         3.03 Written notice of the time, date, place, and purpose of each special meeting of stockholders shall be mailed to each stockholder entitled to vote, at the address of the stockholder appearing on the books of the Company, not less than ten nor more than forty days prior to the meeting. The notice shall be mailed by the chairman of the board, the board, or the stockholders calling the meeting, or by the secretary or some other person at the direction of the chairman, the board, or such stockholders.

         3.04 The business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.


         4.       QUORUM AND VOTING AT MEETINGS

         4.01 The holders of a majority of the stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum at all meetings of stockholders for the transaction of business, except as otherwise provided by statute or the charter of these bylaws. If however, such quorum shall not be present or represented at any meeting of stockholders, the stockholders entitled to vote, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meetings, at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

         4.02 When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power, present in person or represented by proxy, shall decide any question brought before such meeting, unless the question is one upon which a different vote is required by express provision of a statute or the charter or these bylaws, in which case such express provision shall control the decision of such question.

         4.03 At any meeting of stockholders every stockholder having the right to vote shall be entitled to vote in person or by proxy appointed by an instrument in writing subscribed by such stockholder or authorized agent and bearing a date not more than three years prior to said meeting, unless such instrument provides for a longer period. Each stockholder shall have one vote for each share of stock having voting power and registered in the stockholder's name on the books of the Company. Except where a date shall have been fixed as a record date for the determination of stockholders entitled to vote at any meeting, no share of stock which shall have been transferred on the books of the Company within ten days next preceding such meeting shall be voted.

         4.04 The person presiding at any meeting of stockholders may appoint one or more inspectors to determine the vote on any question or any election of directors.


         5.       THE BOARD OF DIRECTORS

         5.01 The number of directors which shall constitute the whole board shall be four.

         5.02 Except as otherwise provided herein, the directors shall be elected at the annual meeting of stockholders, and each director shall hold office until his successor shall be elected and qualified, provided, however, that the term of office of a director who is an employee of the Company shall expire simultaneously with his retirement from active service with the Company.

         5.03 Newly created directorships resulting from an increase in the number of directors constituting the whole board and all vacancies occurring in the membership of the board may be filled by the affirmative vote of a majority of the remaining directors, though less than a quorum. A director elected to fill a newly created directorship or to fill a vacancy shall hold office until his successor shall be elected and qualified.

         5.04 The business of the Company shall be managed by board which may exercise all of the powers of the Company except those that are by statute or the charter or these bylaws conferred upon or reserved to the stockholders.


         6.       MEETINGS OF THE BOARD

         6.01 Meetings of the board may be held at such times and places that the board may from time to time designate by resolution, or any such meeting may be held at the time and place which shall be stated in the notice thereof as herein provided.

         6.02 All meetings of the board shall be called by the chairman of the board, by the president or a vice president when the chairman is absent, or by any two directors on one-day's notice of the time and place thereof which shall be given by the secretary or assistant secretary to each director by mail, telephone, or personally.

         6.03 Notice of the time, place, or purpose of any meeting of the board may be dispensed with if every director shall attend in person, or if every absent director shall, in writing, filed with the records of the meeting either before or after the holding thereof, waive such notice.

         6.04 The notice or waiver of notice of a meeting of the board need not specify the purpose thereof.

         6.05 One-third of the directors but in no event less than two (2) directors shall constitute a quorum for the transaction of business, unless otherwise required by statute or the charter or these bylaws. The act of a majority of the directors at any meeting at which a quorum is present shall be the act of the board, unless otherwise required by statute or the charter or these bylaws.

         6.05 If a quorum shall not be present at a meeting of the board, the directors present may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.


         7.       THE COMMITTEES OF DIRECTORS

         7.01 The board may, by resolution or resolutions adopted by a majority of the whole board, designate one or more committees.

Each committee shall consist of two or more of the directors which, to the extent provided in the resolution or resolutions, shall have and may exercise the powers of the board in the management of the business and affairs of the Company. Each committee shall have such name and duties that may be determined from time to time by resolution adopted by the board.

         7.02 The committees shall keep regular minutes of their proceedings and report the same to the board when required.


         8.       NOTICES

         8.01 Whenever any notice required by statute or the charter or these bylaws must be given to a stockholder or a director or an officer, other than notices elsewhere herein provided for, such notice may be given in writing and mailed to such person at the address thereof appearing on the books of the Company; and such notice shall be deemed to be given at the time the same is deposited in the United States mail. Any such notice to a director or officer may be given by telephone or telegram in lieu of mailing.

         8.02 A waiver of the notice provided for in section 8.01, signed either before or after the time stated in the notice by the person entitled thereto, shall be deemed equivalent to giving such notice.


         9.       ACTION BY STOCKHOLDERS AND DIRECTORS WITHOUT MEETING

         9.01 Whenever the vote of stockholders at a meeting thereof is required or permitted to be taken in connection with any corporate action, the meeting and vote of stockholders may be dispensed with if all the stockholders who would have been entitled to vote upon the action, if such meeting were held, shall agree in writing to such corporate action being taken.

         9.01 Whenever the vote of directors at a meeting thereof is required or permitted to be taken in connection with any Company action, the meeting and vote of directors may be dispensed with if all the directors agree in writing to such Company action being taken.


         10.      THE OFFICERS

         10.01 The officers of the Company shall be chosen by the board and they shall be a chairman of the board, a president, a vice president, a secretary, a treasurer, and such other officers as the board and the organization of the Company may require. The president shall be chosen from among the directors.

         10.02 The board may appoint such officials of the Company as the board may deem expedient or necessary.

         10.03 The board shall choose the officers and appoint the officials of the Company at the board's first meeting after the annual meeting of stockholders.

         10.04 The same person may hold two offices except those of president and secretary.

         10.05 The board may at any time, by affirmative vote of a majority of the board, create and fill new offices, fill vacancies in existing offices, or vacate and discontinue offices then existing.

         10.06 The officers and officials of the Company shall hold their offices until their respective successors are chosen or appointed.


         11.      THE CHAIRMAN OF THE BOARD

         11.01 The chairman of the board shall be the chief executive officer of the corporation, shall preside at all meetings of the stockholders and the directors, and shall see that all orders and resolutions of the board are carried into effect.

         11.02 The chairman of the board shall execute deeds, mortgages, deeds of trust, bonds, and other instruments, except where required or permitted by law to be otherwise executed and except where the execution thereof shall be expressly delegated by the board to some other officer or official of the corporation.


         12.      THE PRESIDENT

         12.01 The President shall be the chief operating officer of the corporation, and shall have final responsibility for such matters as are delegated to him by the chairman of the board.


         13.      THE VICE PRESIDENTS

         13.01 Each vice president shall perform such duties as the board, the chairman of the board, or the president shall prescribe.


         14.      THE SECRETARY AND ASSISTANT SECRETARIES

         14.01 The secretary shall attend all meetings of the board and all meetings of the stockholders, shall record the proceedings of the meetings in a book kept for that purpose, and shall perform like duties for committees of directors when required. The secretary shall perform such other duties as may be prescribed by the board or the chairman.

         14.02 The secretary shall have custody of the seal of the Company. The secretary, an assistant secretary, the treasurer, or an assistant treasurer, shall have authority to affix the seal to any instrument requiring it and when so affixed, the seal may be attested by the signature of the secretary, assistant secretary, treasurer, or assistant treasurer.

         14.03 The assistant secretaries, in that order determined by the board, shall, in the absence of the secretary, perform the duties and exercise the powers of the secretary. Any assistant secretary shall perform such other powers as the board may prescribe.


         15.      THE TREASURER AND ASSISTANT TREASURERS

         15.01 The treasurer shall have the custody of the Company's funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Company. He shall deposit all moneys and other valuable effects in the name and to the credit of the Company in such depositories as may be designated by the board.

         15.02 The treasurer shall disburse the funds of the Company, taking proper vouchers for such disbursements, and shall render to the chairman and directors, whenever they may require it, accounts of all his transactions as treasurer and of the financial condition of the Company.

         15.03 If required by the board, the treasurer shall give the Company a bond, in such sum and with such surety as shall be satisfactory to the board, for the faithful performance of the duties of his office and for the restoration to the Company, in case of his death, resignation, retirement, or removal from office, of all books, papers, vouchers, money, and other property of whatever kind in his possession or under his control and belonging to the Company.

         15.04 The assistant treasurers, in the order determined by the board, shall, in the absence of the treasurer, perform the duties and exercise the powers of the treasurer. Any assistant treasurer shall perform such other duties and have such other powers as the boards may prescribe.


         16.      INDEMNIFICATION

         16.01 Each person who at any time is, or shall have been, a director, officer, employee, or agent of the Company, and is threatened to be or is made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the Company) by reason of the fact that he is or was a director, officer, employee, or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, shall be indemnified against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with any such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

         16.02 Each person who at any time, is, or shall have been, a director, officer, employee, or agent of the Company, and is threatened to be or is made a party to any threatened, pending, or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company and except that no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Company unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

         16.03 To the extent that a director, officer, employee, or agent of the Company has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in sections 15.01 and 15.02, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

         16.04 Any indemnification under sections 15.01 and 15.02 (unless ordered by a court) shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the director, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in sections 15.01 and 15.02. Such determination shall be made (1) by the board by a majority vote of a quorum consisting of directors who were not parties to such action, suit, or proceeding, or (2) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the stockholders.

         16.05 Expenses incurred in defending a civil or criminal action, suit, or proceeding may be paid by the Company in advance of the final disposition of such action, suit, or proceeding as authorized by the board in the specific case upon receipt of an undertaking by or on behalf of the director, officer, employee, or agent to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Company as authorized in these bylaws.

         16.06 The rights of indemnification provided in this article shall in no way be exclusive of any other rights or indemnification to which any such director, officer, employee, or agent may be entitled, under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors and administrators of such person.

         16.07 The Company shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Company would have the power to indemnify him against such liability under the provisions of this article.


         17.      CERTIFICATES OF STOCK

         17.01 The shares of the Company shall be represented by numbered certificates, and they shall be entered on the books of the Company as they are issued. Each certificate shall exhibit the holder's name and the number of shares and shall be signed by the chairman of the board, the president or a vice president and the secretary, an assistant secretary, the treasurer, or assistant treasurer. The seal of the Company or a facsimile thereof may be affixed to each certificate.

         17.02 The signatures of the officers of the Company upon a certificate of stock may be facsimiles.

         17.03 In the event an officer who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer before such certificate shall have been issued, the certificate may be issued with the same effect as if he were such officer at the date of the certificate's issue.


         18.      TRANSFERS OF STOCK

         18.01 Upon surrender to the Company or the transfer agent of a certificate of stock, duly endorsed or accompanied by sufficient evidence of succession, assignment, or authority to transfer, a new certificate shall be issued to the person entitled thereto. The old certificate shall be canceled, and the transaction shall be recorded on the books of the Company.


         19.      LOST OR DESTROYED CERTIFICATES

         19.01 The board may direct a new certificate to be issued in place of any certificate theretofore issued by the Company and alleged to have been lost or destroyed. Upon authorizing such issue of a new certificate, the board may prescribe such terms and conditions as it deems expedient to protect the Company.

         20.      RECORD DATES

         20.01 For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders, or to consider agreement upon any proposed action without a meeting, or to receive payment of any dividend or the allotment of rights, or to consider any other action, the board may fix in advance a date as the record date for any such determination of stockholders. Such date shall not be more than sixty nor less than ten days before the date of any meeting nor more than sixty days prior to any other proposed action. When such determination of stockholders shall have been made as provided in this section, such determination shall apply to any adjournment of a meeting, unless the board fixes a new record date for the adjourned meeting.


         21.      REGISTERED STOCKHOLDERS

         21.01 The Company shall be entitled to treat the holder of record of any share of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person, whether or not the Company shall have express or other notice thereof, except as otherwise provided by the laws of West Virginia.


         22.      DIVIDENDS

         22.01 Dividends upon the capital stock of the Company, subject to the provisions of the charter, may be declared by the board at any meeting, pursuant to the law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the charter and the applicable laws.

         23.      CHECKS

         23.01 All checks, drafts or other orders for the payment or transfer of money, notes or other evidences of indebtedness issued in the name of the Company, shall be signed by such officer or officers, agent or agents of the Company and in such manner as shall from time to time be determined by resolution of the board of directors.


         24.      FISCAL YEAR

         24.01    The fiscal year  shall be the calendar year.


         25.      SEAL

         25.O1    The corporate seal shall have inscribed thereon the name of the Company and such other words and symbols as the board may by resolution determine. The seal may be used by causing it or a facsimile thereof to be impressed, affixed, or reproduced.


         26.      EMERGENCY BYLAWS

         26.01 The board may adopt emergency bylaws, subject to repeal or change by action of the stockholders, which shall be operative during any emergency resulting from an attack on the United States of America or any nuclear or atomic disaster. The emergency bylaws may make any provision that may be practical or necessary for the circumstances of the emergency and in conformity with the laws of the State of Delaware.

         26.02 To the extent not inconsistent with the emergency bylaws so adopted, these bylaws shall remain in effect during any such emergency and upon its termination the emergency bylaws shall cease to be operative.

         27.      AMENDMENTS

         27.01 These bylaws may be amended by the stockholders or by the board. Any amendment to these bylaws made by the board may be altered or repealed by the Stockholders.